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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF EARLIEST EVENT REPORTED: October 24, 2005



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS


     On October 24, 2005, the Company announced that on October 21, 2005, it sold its spare 15,000 P.S.I. BOP stack to a Norwegian company for approximately $15 million, which will result in an after tax gain of approximately $6 million or $.38 per diluted share. The Company completed this stack in 2003 for a possible future contractual requirement; however, the stack has never been utilized and the Company has no current contractual requirements for the use of this stack.

     A copy of the press release announcing the sale of the 15,000 P.S.I. BOP Stack is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



ITEM 9.01 EXHIBITS

EXHIBIT NO.


EX-99.1  Press Release dated October 24, 2005




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ATWOOD OCEANICS, INC.
                              (Registrant)



                              /s/ James M. Holland
                              James M. Holland
                              Senior Vice President


                              DATE: October 24, 2005




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                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION



EX - 99.1             Press Release dated October 24, 2005





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                                                              EXHIBIT EX. - 99.1



          ATWOOD OCEANICS ANNOUNCES SALE OF ITS 15,000 P.S.I. BOP STACK

Houston, Texas
24 October 2005


FOR IMMEDIATE RELEASE


     Atwood  Oceanics,  Inc. (a Houston based  International  Offshore  Drilling
Contractor - NYSE ATW) announced today that on October 21, 2005, it sold its spare 15,000 P.S.I. BOP stack to a Norwegian company for approximately $15 million, which will result in an after tax gain of approximately $6 million or $.38 per diluted share. The Company completed this stack in 2003 for a possible future contractual requirement; however, the stack has never been utilized and the Company has no current contractual requirements for the use of this stack.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


                                                       Contact:  Jim Holland
                                                              (281) 749-7804

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